Form N-SAR
Item 77O

Name of Registrant:	American General Series Portfolio
Company 2

Name of Portfolio:	American General Small Cap Growth
Fund

Issuer:		Krispy Kreme
Doughnuts

Years of Operation:				63

Underwriting Type:				Firm

Offering Type:		U.S. Registered

Underwriter from whom Purchased:	Deutsche, Morgan &
Grenfell

Underwriting Syndicate Members:

Deutsche Bank Securities, Inc.
J.P. Morgan Securities, Inc.
	Dain Rauscher Incorported
	Banc of America Securities, LLC
	Donaldson, Lufkin & Jenrette Securities
	Merrill Lynch, Pierce, Fenner & Smith, Inc.
	Morgan Stanley & Co, Incorporated
	FleetBoston Robertson Stephens, Inc.
	George K. Baum & Company
	J. C. Bradford & Co.
	First Southwest Company
	Josephthal & Co., Inc.
	McDonald Investments, Inc. A KeyCorp Co.
	Morgan Keegan & Co, Inc.
	Edgar M. Norris & Co, Inc.
	Raymond James & Associates, Inc.
	The Robinson-Humphrey Company, LLC
	SunTrust Equitable Securities Corporation
	BB&T Capital Markets/Scott & Stringfellow, Inc.

Date Offering Commenced:	04/05/00

Date of Purchase:		04/05/00

Principal Amount of Offering:	3,000,000.00

Offering price:	$21.00

Purchase price:	$21.00

Commission, spread or profit:	$1.47/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser:	15,900 shares



Form N-SAR
Item 77O

Name of Registrant:	American General Series Portfolio
Company 3

Name of Portfolio:	American General Small Cap Growth
Fund

Issuer:		Krispy Kreme
Doughnuts

Years of Operation:				63

Underwriting Type:				Firm

Offering Type:		U.S. Registered

Underwriter from whom Purchased:
Deutsche, Morgan & Grenfell

Underwriting Syndicate Members:

Deutsche Bank Securities, Inc.
J.P. Morgan Securities, Inc.
	Dain Rauscher Incorported
	Banc of America Securities, LLC
	Donaldson, Lufkin & Jenrette Securities
	Merrill Lynch, Pierce, Fenner & Smith, Inc.
	Morgan Stanley & Co, Incorporated
	FleetBoston Robertson Stephens, Inc.
	George K. Baum & Company
	J. C. Bradford & Co.
	First Southwest Company
	Josephthal & Co., Inc.
	McDonald Investments, Inc. A KeyCorp Co.
	Morgan Keegan & Co, Inc.
	Edgar M. Norris & Co, Inc.
	Raymond James & Associates, Inc.
	The Robinson-Humphrey Company, LLC
	SunTrust Equitable Securities Corporation
	BB&T Capital Markets/Scott & Stringfellow, Inc.

Date Offering Commenced:	04/05/00

Date of Purchase:		04/05/00

Principal Amount of Offering:	$3,000,000.00

Offering price:	$21.00

Purchase price:	$21.00

Commission, spread or profit:	$1.47/share

Principal amount of purchases by all
investment companies advised by the
investment sub-adviser:	15,900 shares

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